Exhibit 10.7
AXS-ONE, INC.
Waiver and Termination of Participation Rights;
Joinder to New Participation Rights
1. Background. The undersigned, being holders (the “Holders”) of Series A 6% Secured Convertible Promissory Notes, Series B 6% Secured Convertible Promissory Notes, Series C 6% Convertible Promissory Notes and/or Series D 6% Convertible Promissory Notes and Common Stock Purchase Warrants (the “Securities”) of AXS-One, Inc., a Delaware corporation (the “Company”), have certain rights of participation (“Participation Rights”) pursuant to Section 4.7 of the Convertible Note and Warrant Purchase Agreement, dated as of July 24, 2008 (the “July 2008 Agreement”), among the Company and the Holders, pursuant to which each Holder has a right to purchase its respective pro rata share (based on the ratio that the aggregate amount of Securities purchased by it pursuant to the Convertible Note and Warrant Purchase Agreement, dated as of May 29, 2007 (the “May 2007 Agreement”), the Convertible Note and Warrant Purchase Agreement, dated as of November 13, 2007 (the “November 2007 Agreement”), and/or the July 2008 Agreement bears to the aggregate amount of Securities purchased by all such Holders pursuant to the May 2007 Agreement, the November 2007 Agreement, and/or the July 2008 Agreement) of an aggregate of thirty percent (30%) of the securities being offered by the Company in any future equity financing (including debt with an equity component) (a “Future Offering”) during the period beginning on the Closing Date (as defined in the July 2008 Agreement) and ending two (2) years after the date of the July 2008 Agreement.
2. Waiver and Termination of Participation Rights. The Company now desires to conduct a new round of financing, in which it will offer for sale and issue its Series E 6% Secured Convertible Promissory Notes and Common Stock Purchase Warrants (the “New Securities”), pursuant to a Convertible Note and Warrant Purchase Agreement dated as of October 30, 2008, among the Company and each party set forth therein as a purchaser (the “New Agreement”). The Holders hereby acknowledge that they have received and reviewed the New Agreement, and do hereby (i) waive their Participation Rights held pursuant to Section 4.7 of the July 2008 Agreement and (ii) agree that upon execution of the New Agreement by the parties thereto that all of their Participation Rights held pursuant to the July 2008 Agreement will terminate and be of no further force and effect.
3. Joinder to New Participation Rights. Each Holder hereby agrees, pursuant to Section 4.7 of the New Agreement to join, become party to and be bound by Section 4.7 of the New Agreement regarding Rights of Participation and the Miscellaneous provisions of Article VI of the New Agreement, effective upon execution of the New Agreement by the parties thereto.
4. Execution in Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. The executed signature pages hereto may be delivered by facsimile or other means of electronic image transmission, such a copy of any signature page hereto shall have the same force and effect as an original thereof.
[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Waiver and Termination of Participation Rights and Joinder to New Participation Rights as of this 30th day of October 2008.

BlueLine Capital Partners, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

BlueLine Capital Partners II, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

Jurika Family Trust U/A 3/17/1989
By:	/s/ William K. Jurika
	Name:	William K. Jurika
	Title:	Trustee

Aston Assets, S.A.
By:	/s/ Alejandro Gonzalez
	Name:	Alejandro Gonzalez
	Title:	Legal Representative

BlueLine Capital Partners III, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

/s/ Daniel H. Burch
Daniel H. Burch

/s/ Harold D. Copperman
Harold D. Copperman

/s/ Robert J. Migliorino
Robert J. Migliorino

Sirius Trust
By:	/s/ N. Mifsud /s/ M. Garcia		/s/ L. Spencer /s/ P. Palmiero
	Name:	N. Mifsud / M. Garcia	L. Spencer/P. Palmiero
	Title:	Primafides (Suisse) SA	Earl Trust AG
Directors

/s/ Philip L. Rugani
Philip L. Rugani

/s/ William P. Lyons
William P. Lyons

[AXS-One, Inc. Waiver and Termination of Participation Rights
and Joinder to New Participation Rights]